FNFV Reports Second Quarter 2016 Results With $940 Million Book Value of Portfolio Company Investments, or $13.98 Per Share; Repurchased Additional 1.8 Million Shares of Common Stock in Second Quarter
Jacksonville, Fla. -- (July 20, 2016) -- Fidelity National Financial, Inc. today reported the operating results for FNFV Group (NYSE:FNFV), a tracking stock established to highlight the inherent value of the portfolio companies of Fidelity National Financial, Inc., for the three and six-month periods ended June 30, 2016.

•	Total revenue of $348 million in the second quarter versus $400 million in the second quarter of 2015

•	Second quarter diluted EPS of $0.14 and adjusted diluted EPS of $0.06 versus diluted EPS of $0.12 and adjusted diluted EPS of $0.18 in the second quarter of 2015

•	Pretax earnings of $19 million and adjusted EBITDA of $21 million for the second quarter versus pretax earnings of $2 million and adjusted EBITDA of $24 million for the second quarter of 2015

•
Second quarter FNFV net cash flow provided by operations of $5 million and free cash flow used of $10 million versus net cash flow used in operations of $2 million and free cash flow used of $13 million in the second quarter of 2015

•	$106 million in holding company cash on June 30, 2016

•	Repurchased approximately 1.8 million shares of common stock for more than $20 million in the second quarter

•
Since the formation of FNFV in July 2014, nearly 25.5 million shares of FNFV common stock have been repurchased for a total of approximately $344 million; approximately 28% of the shares of FNFV common stock distributed in July 2014 have been repurchased

Restaurant Group

•
$292 million in total revenue, pretax earnings of $6 million, adjusted EBITDA of $18 million, and an adjusted EBITDA margin of 6.2% for the second quarter, versus, approximately $371 million in total revenue, pretax earnings of $7 million, adjusted EBITDA of $24 million, and an adjusted EBITDA margin of 6.5% in the second quarter of 2015; second quarter of 2015 included results of J. Alexander's and Max & Erma's

•
Same store sales decreased approximately 2.6% in the second quarter, as Ninety Nine same stores sales growth of 2.4% was offset by a 4.3% decline at O'Charley's, a 4.7% decline at Village Inn and a 5% decline at Bakers Square

Ceridian HCM

•
Second quarter total revenue of approximately $167 million, a 1% increase over the second quarter of 2015, pretax loss of $28 million, adjusted EBITDA of $12 million and an adjusted EBITDA margin of 7%

Digital Insurance

•
Second quarter total revenue of $36 million, a 31% increase over the second quarter of 2015; pretax earnings of $0.4 million; adjusted EBITDA of $8 million, a 40% increase over the second quarter of 2015; second quarter pretax margin and adjusted EBITDA margin of 1% and 22%, respectively

Monetization and Investment Initiatives

•	In June, completed the sale of FNFV's 15% ownership stake in Stillwater Insurance Group for gross cash proceeds of $36 million and a pre-tax gain of $15 million

•
In May and June, Ceridian Holding sold the remaining shares of FleetCor common stock it owned at a price of approximately $151 per share, for gross proceeds of $212 million; $202 million of those proceeds remain in escrow, with 50% eligible for distribution in November 2016 and 50% in November 2017; FNFV expects to receive 33.5% of any proceeds distributed from Ceridian Holding

•
In April, FNFV and our partner bought out the ownership interest of a Ceridian minority investor; FNFV's share of the purchase price was approximately $17.2 million and FNFV's ownership in Ceridian increased to 33.5% after the transaction

•	Repurchased approximately 1.8 million shares of FNFV common stock for more than $20 million during the second quarter

“We continued our efforts to selectively monetize certain investments and repurchased FNFV common stock during the second quarter, ” said Chairman William P. Foley, II. “In June, we completed the sale of our 15% minority stake in Stillwater Insurance for gross proceeds of $36 million and a pre-tax gain of $15 million. Additionally, Ceridian Holding sold the remaining shares of Fleetcor, almost all of which were being held in escrow. Total proceeds were $212 million, of which $202 million remain in escrow and we expect to receive our 33.5% share of those proceeds, before any tax impact, equally in November 2016 and November 2017. Finally, we increased our investment in Ceridian by $17 million and now own 33.5% of the company.

"We also continued to repurchase our own shares during the quarter. In total, we bought back an additional 1.8 million shares for a total cost of more than $20 million, thereby reducing FNFV's share count to approximately 67.2 million shares. We will continue to focus on the growth, financial performance and monetization of our current investments while seeking attractive future investments that will create value for our shareholders."

Conference Call
We will host a call with investors and analysts to discuss second quarter 2016 results of FNFV on Thursday, July 21, 2016, beginning at 11:30 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 1:30 p.m. Eastern time on July 21, 2016, through July 28, 2016, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 396732.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. is organized into two groups, FNF Group (NYSE: FNF) and FNFV Group (NYSE: FNFV). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, Inc. and ServiceLink Holdings, LLC. FNFV holds majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, Ceridian HCM, Inc., Digital Insurance, Inc. and Del Frisco's Restaurant Group, Inc. More information about FNF and FNFV can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNF Group on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q,10-K and other filings with the Securities and Exchange Commission.

FNF-E

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

 FIDELITY NATIONAL FINANCIAL VENTURES
SECOND QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
June 30, 2016
Operating revenue	$332	$292	$40
Interest and investment income	1	—	1
Realized gains and losses, net	15	—	15
Total revenue	348	292	56

Personnel costs	40	14	26
Other operating expenses	28	16	12
Cost of restaurant revenue	245	245	—
Depreciation and amortization	15	10	5
Interest expense	1	1	—
Total expenses	329	286	43

Pre-tax earnings from continuing operations	$19	$6	$13

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(15)	—	(15)
Max & Erma's exit/disposal cost	1	1	—
Purchase price amortization	8	5	3
Total non-GAAP adjustments before taxes	$(6)	$6	$(12)

Adjusted pre-tax earnings from continuing operations	$13	$12	$1
Adjusted pre-tax margin from continuing operations	3.9%	4.1%	2.4%

Purchase price amortization	(8)	(5)	(3)
Depreciation and amortization	15	10	5
Interest expense	1	1	—

Adjusted EBITDA	$21	$18	$3
Adjusted EBITDA margin	6.3%	6.2%	7.3%

FIDELITY NATIONAL FINANCIAL VENTURES
SECOND QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
June 30, 2016
Pre-tax earnings from continuing operations	$19	$6	$13

Income tax expense	3	—	3
Loss from equity investments	(4)	—	(4)
Non-controlling interests	2	2	—

Net earnings attributable to FNFV common shareholders	$10	$4	$6

EPS attributable to FNFV common shareholders - basic	$0.15	$0.06	$0.09
EPS attributable to FNFV common shareholders - diluted	$0.14	$0.06	$0.09

FNFV weighted average shares - basic	67
FNFV weighted average shares - diluted	70

Net earnings attributable to FNFV common shareholders	$10	$4	$6

Total non-GAAP, pre-tax adjustments	$(6)	$6	$(12)
Income taxes on non-GAAP adjustments	4	(1)	5
Ceridian divestiture (gain) loss	(1)	—	(1)
Noncontrolling interest on non-GAAP adjustments	(3)	(3)	—
Total non-GAAP adjustments	$(6)	$2	$(8)

Adjusted net earnings attributable to FNFV common shareholders	$4	$6	$(2)

Adjusted EPS attributable to FNFV common shareholders - diluted	$0.06	$0.09	$(0.03)

Cash flows provided by operations:	$5
Capital expenditures	15
Free cash flow	$(10)

FIDELITY NATIONAL FINANCIAL VENTURES
SECOND QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
June 30, 2015
Operating revenue	$401	$371	$30
Realized gains and losses, net	(1)	—	(1)
Total revenue	400	371	29

Personnel costs	38	16	22
Other operating expenses	29	21	8
Cost of restaurant revenue	313	313	—
Depreciation and amortization	17	13	4
Interest expense	1	1	—
Total expenses	398	364	34

Pre-tax earnings (loss) from continuing operations	$2	$7	$(5)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	1	—	1
Purchase price amortization	7	4	3
IPO Costs	3	3	—
Total non-GAAP adjustments before taxes	$11	$7	$4

Adjusted pre-tax earnings (loss) from continuing operations	$13	$14	$(1)
Adjusted pre-tax margin from continuing operations	3.2%	3.8%	—%

Purchase price amortization	(7)	(4)	(3)
Depreciation and amortization	17	13	4
Interest expense	1	1	—

Adjusted EBITDA	$24	$24	$—
Adjusted EBITDA margin	6.0%	6.5%	—%

FIDELITY NATIONAL FINANCIAL VENTURES
SECOND QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
June 30, 2015
Pre-tax earnings (loss) from continuing operations	$2	$7	$(5)

Income tax benefit	(7)	—	(7)
Earnings from equity investments	4	—	4
Non-controlling interests	3	3	—

Net earnings attributable to FNFV common shareholders	$10	$4	$6

EPS attributable to FNFV common shareholders - basic	$0.12	$0.05	$0.07
EPS attributable to FNFV common shareholders - diluted	$0.12	$0.05	$0.07

FNFV weighted average shares - basic	78
FNFV weighted average shares - diluted	80

Net earnings attributable to FNFV common shareholders	$10	$4	$6

Total non-GAAP, pre-tax adjustments	$11	$7	$4
Income taxes on non-GAAP adjustments	(3)	(1)	(2)
Noncontrolling interest on non-GAAP adjustments	(3)	(3)	—
Total non-GAAP adjustments	$5	$3	$2

Adjusted net earnings attributable to FNFV common shareholders	$15	$7	$8

Adjusted EPS attributable to FNFV common shareholders - diluted	$0.18	$0.09	$0.09

Cash flows used in operations:	$(2)
Non-GAAP adjustments:
IPO Cost	3
Total Non-GAAP adjustments	3

Adjusted cash flows from operations	1
Capital expenditures	14
Free cash flow	$(13)

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Six Months Ended
June 30, 2016
Operating revenue	$663	$585	$78
Interest and investment income	2	—	2
Realized gains and losses, net	12	(3)	15
Total revenue	677	582	95

Personnel costs	78	27	51
Other operating expenses	55	37	18
Cost of restaurant revenue	490	490	—
Depreciation and amortization	30	20	10
Interest expense	4	2	2
Total expenses	657	576	81

Pre-tax earnings from continuing operations	$20	$6	$14

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(12)	3	(15)
Purchase price amortization	15	8	7
Max & Erma's exit/disposal cost	7	7	—
Total non-GAAP adjustments before taxes	$10	$18	$(8)

Adjusted pre-tax earnings from continuing operations	$30	$24	$6
Adjusted pre-tax margin from continuing operations	4.5%	4.1%	7.5%

Purchase price amortization	(15)	(8)	(7)
Depreciation and amortization	30	20	10
Interest expense	4	2	2

Adjusted EBITDA	$49	$38	$11
Adjusted EBITDA margin	7.4%	6.5%	13.8%

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Six Months Ended
June 30, 2016
Pre-tax earnings from continuing operations	$20	$6	$14

Income tax expense	2	—	2
Loss from equity investments	(5)	—	(5)
Non-controlling interests	2	2	—

Net earnings attributable to FNFV common shareholders	$11	$4	$7

EPS attributable to FNFV common shareholders - basic	$0.16	$0.06	$0.09
EPS attributable to FNFV common shareholders - diluted	$0.15	$0.06	$0.10

FNFV weighted average shares - basic	69
FNFV weighted average shares - diluted	71

Net earnings attributable to FNFV common shareholders	$11	$4	$7

Total non-GAAP, pre-tax adjustments	$10	$18	$(8)
Income taxes on non-GAAP adjustments	1	(4)	5
Ceridian divestiture (gain) loss	(4)	—	(4)
Noncontrolling interest on non-GAAP adjustments	(8)	(8)	—
Total non-GAAP adjustments	$(1)	$6	$(7)

Adjusted net earnings attributable to FNFV common shareholders	$10	$10	$—

Adjusted EPS attributable to FNFV common shareholders - diluted	$0.14	$0.14	$—

Cash flows provided by operations:	$25
Capital expenditures	27
Free cash flow	$(2)

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Six Months Ended
June 30, 2015
Operating revenue	$878	$735	$143
Interest and investment income	1	—	1
Realized gains and losses, net	(1)	—	(1)
Total revenue	878	735	143

Personnel costs	76	33	43
Other operating expenses	123	37	86
Cost of restaurant revenue	619	619	—
Depreciation and amortization	34	26	8
Interest expense	3	3	—
Total expenses	855	718	137

Pre-tax earnings from continuing operations	$23	$17	$6

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	1	—	1
Purchase price amortization	14	8	6
IPO costs	3	3	—
Total non-GAAP adjustments before taxes	$18	$11	$7

Adjusted pre-tax earnings from continuing operations	$41	$28	$13
Adjusted pre-tax margin from continuing operations	4.7%	3.8%	9.0%

Purchase price amortization	(14)	(8)	(6)
Depreciation and amortization	34	26	8
Interest expense	3	3	—

Adjusted EBITDA	$64	$49	$15
Adjusted EBITDA margin	7.3%	6.7%	10.4%

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Six Months Ended
June 30, 2015
Pre-tax earnings from continuing operations	$23	$17	$6

Income tax benefit	(4)	—	(4)
Earnings from equity investments	1	—	1
Non-controlling interests	18	6	12

Net earnings (loss) attributable to FNFV common shareholders	$10	$11	$(1)

EPS attributable to FNFV common shareholders - basic	$0.12	$0.13	$(0.01)
EPS attributable to FNFV common shareholders - diluted	$0.12	$0.13	$(0.01)

FNFV weighted average shares - basic	84
FNFV weighted average shares - diluted	86

Net earnings (loss) attributable to FNFV common shareholders	$10	$11	$(1)

Total non-GAAP, pre-tax adjustments	$18	$11	$7
Income taxes on non-GAAP adjustments	(5)	(2)	(3)
Noncontrolling interest on non-GAAP adjustments	(5)	(5)	—
Total non-GAAP adjustments	$8	$4	$4

Adjusted net earnings attributable to FNFV common shareholders	$18	$15	$3

Adjusted EPS attributable to FNFV common shareholders - diluted	$0.21	$0.18	$0.03

Cash flows provided by operations:	$4
Non-GAAP adjustments:
IPO costs	3
Total Non-GAAP adjustments	3

Adjusted cash flows from operations	7
Capital expenditures	24
Free cash flow	$(17)

FIDELITY NATIONAL FINANCIAL VENTURES
SUMMARY BALANCE SHEET AND BOOK VALUE SUMMARY
(In millions)

	FNFV June 30, 2016	FNFV December 31, 2015
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$689	$735
Goodwill	194	188
Total assets	1,406	1,429
Notes payable	219	200
Non-controlling interest	119	114
Total equity and redeemable non-controlling interests	1,059	1,083
Total equity attributable to common shareholders	940	969

	FNF Group June 30, 2016	FNFV June 30, 2016	Consolidated June 30, 2016	Consolidated December 31, 2015
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$5,141	$689	$5,830	$5,633
Goodwill	4,669	194	4,863	4,760
Title plant	395	—	395	395
Total assets	13,032	1,406	14,438	13,931
Notes payable	2,566	219	2,785	2,793
Reserve for title claim losses	1,590	—	1,590	1,583
Secured trust deposits	1,102	—	1,102	701
Redeemable non-controlling interests	344	—	344	344
Non-redeemable non-controlling interests	741	119	860	834
Total equity and redeemable non-controlling interests	5,954	1,059	7,013	6,932
Total equity attributable to common shareholders	4,869	940	5,809	5,754

Adjusted Book Value Summary	FNFV June 30, 2016	FNFV December 31, 2015
	(Unaudited)	(Unaudited)
Ceridian/Fleetcor	$442	$363
American Blue Ribbon Holdings	176	169
Del Frisco's Restaurant Group	44	34
Digital Insurance	74	73
Holding Company Cash	106	245
Other	98	85
FNFV Book Value	$940	$969
Outstanding FNFV shares	67.2	72.2
FNFV Book Value per Share	$13.98	$13.43

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2016			June 30, 2016
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$540	$540	$—	$962	$962	$—
Agency title premiums	691	691	—	1,221	1,221	—
Total title premiums	1,231	1,231	—	2,183	2,183	—
Escrow, title-related and other fees	907	867	40	1,686	1,608	78
Total title and escrow and other	2,138	2,098	40	3,869	3,791	78

Restaurant revenue	292	—	292	585	—	585
Interest and investment income	37	36	1	67	65	2
Realized gains and losses, net	15	—	15	9	(3)	12
Total revenue	2,482	2,134	348	4,530	3,853	677

Personnel costs	707	667	40	1,359	1,281	78
Other operating expenses	493	465	28	925	870	55
Cost of restaurant revenue	245	—	245	490	—	490
Agent commissions	526	526	—	928	928	—
Depreciation and amortization	102	87	15	202	172	30
Title claim loss expense	68	68	—	120	120	—
Interest expense	33	32	1	67	63	4
Total expenses	2,174	1,845	329	4,091	3,434	657

Earnings from continuing operations before taxes	308	289	19	439	419	20
Income tax expense (benefit)	101	98	3	150	148	2
Earnings from continuing operations before equity investments	207	191	16	289	271	18
Earnings (loss) from equity investments	(1)	3	(4)	1	6	(5)
Net earnings	206	194	12	290	277	13
Non-controlling interests	9	7	2	19	17	2
Net earnings attributable to common shareholders	$197	$187	$10	$271	$260	$11

Cash flows provided by operations	282	277	5	374	349	25

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2015			June 30, 2015
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$547	$547	$—	$964	$964	$—
Agency title premiums	597	597	—	1,038	1,038	—
Total title premiums	1,144	1,144	—	2,002	2,002	—
Escrow, title-related and other fees	857	827	30	1,665	1,522	143
Total title and escrow and other	2,001	1,971	30	3,667	3,524	143

Restaurant revenue	371	—	371	735	—	735
Interest and investment income	32	32	—	63	62	1
Realized gains and losses, net	(9)	(8)	(1)	(9)	(8)	(1)
Total revenue	2,395	1,995	400	4,456	3,578	878

Personnel costs	690	652	38	1,313	1,237	76
Other operating expenses	482	453	29	948	825	123
Cost of restaurant revenue	313	—	313	619	—	619
Agent commissions	451	451	—	784	784	—
Depreciation and amortization	104	87	17	204	170	34
Title claim loss expense	69	69	—	120	120	—
Interest expense	32	31	1	63	60	3
Total expenses	2,141	1,743	398	4,051	3,196	855

Earnings from continuing operations before taxes	254	252	2	405	382	23
Income tax expense	88	95	(7)	138	142	(4)
Earnings from continuing operations before equity investments	166	157	9	267	240	27
(Loss) earnings from equity investments	4	—	4	3	2	1
Net earnings	170	157	13	270	242	28
Non-controlling interests	—	(3)	3	14	(4)	18
Net earnings attributable to common shareholders	$170	$160	$10	$256	$246	$10

Cash flows provided by operations	348	350	(2)	389	385	4

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